UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2018

VERIFONE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32465

Delaware	04-3692546
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

88 West Plumeria Drive

San Jose, CA 95134

(Address of principal executive offices, including zip code)

408-232-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 20, 2018, VeriFone Systems, Inc., a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 9, 2018, by and among the Company, Vertex Holdco LLC, a Delaware limited liability company (“Parent”), and Vertex Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”). At the closing, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent is owned by an investor group (the “Investor Group”) led by the private equity investment firm Francisco Partners.

Item 1.01	Entry into a Material Definitive Agreement.

On August 20, 2018, Parent, Merger Sub, the Company, and certain of its subsidiaries entered into a First Lien Credit Agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the other lenders party thereto (the “First Lien Credit Agreement”) and a Second Lien Credit Agreement with Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the other lenders party thereto (the “Second Lien Credit Agreement” and together with the First Lien Credit Agreement, the “Credit Agreements”). The Credit Agreements provide for an aggregate of $2.2 billion in borrowings under the following loan facilities: (i) a seven-year first priority secured term loan facility, (ii) a five-year first priority secured revolving credit facility and (iii) an eight-year second priority secured term loan facility.

The obligations of the Company under the Credit Agreements are (a) unconditionally guaranteed on a senior basis by Merger Sub, Vertex IntermediateCo LLC (“IntermediateCo”) and each of IntermediateCo’s other subsidiaries (subject to certain exceptions) organized in (i) the United States, any state thereof or the District of Columbia and (ii) the Republic of Ireland, the United Kingdom, Germany and Bermuda and (b) secured by a perfected security interest in (subject to certain exceptions) substantially all of such parties’ tangible and intangible assets now owned or hereafter acquired.

The term loans were fully funded at the closing of the Credit Agreements and the Company is required, commencing on January 31, 2019, to make consecutive quarterly principal payments in an amount equal to 1.00% per annum with respect to the term loans borrowed under the First Lien Credit Agreement. The principal amount of the term loans borrowed under the Second Lien Credit Agreement will be repaid in full at its maturity. The First Lien Credit Agreement includes a springing covenant, beginning with the quarter ending January 31, 2019, requiring the Company to maintain a certain financial ratio that will be tested only in the event that the aggregate amount of revolving loans and letter of credit obligations outstanding (subject to certain exceptions) as of the last day of such quarter is above a certain threshold. The Company used the proceeds of the term loans to (i) fund a portion of the consideration for the Merger, (ii) refinance prior debt and (iii) pay fees, premiums, expenses and other transaction costs and may use the balance to provide for ongoing working capital needs and other general corporate purposes (including permitted acquisitions). The Company may use proceeds of loans under the revolving credit facility borrowed after the closing of the First Lien Credit Agreement for working capital and other general corporate purposes (including permitted acquisitions).

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on August 20, 2018, VeriFone, Inc. (“Verifone”), an indirect wholly-owned subsidiary of the Company, repaid in full all outstanding amounts under its Second Amended and Restated Credit Agreement, dated as of February 2, 2018, by and among VeriFone, VeriFone Intermediate Holdings, Inc., a direct wholly-owned subsidiary of the Company (“Holdings”), the lenders party thereto, and JPMorgan Chase Bank, N.A. (“JPM”) as administrative agent, an L/C issuer and swing line lender, as amended by the Amendment and Restatement Agreement, dated as of February 2, 2018, by and among Verifone, Holdings, Hypercom Corporation, an indirect wholly-owned subsidiary of the Company, the lenders party thereto and JPM as administrative agent and collateral agent (as amended, the “Existing Credit Agreement”), and terminated the Existing Credit Agreement and all commitments by the lenders to extend further credit thereunder in accordance with its terms.

The Existing Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2018, which description is incorporated herein by reference. The description of the Existing Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Existing Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 is incorporated herein by reference into this Item 2.01.

On August 20, 2018, the Investor Group completed its previously announced acquisition of the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company on August 20, 2018, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

As a result of the Merger, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock owned by the Company, Merger Sub, Parent, or any of their respective direct or indirect wholly-owned subsidiaries, in each case not held on behalf of third parties, and shares of Company Common Stock owned by stockholders of the Company who have properly demanded and not withdrawn a demand for, or lost their right to, appraisal rights under Delaware law) was converted into the right to receive $23.04 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each outstanding vested option (or vested portion thereof) to purchase shares of Company Common Stock (a “Vested Company Option”) was cancelled and converted into the right to receive (without interest), no later than three business days after the Effective Time, an amount in cash equal to the product of (x) the total number of shares of Company Common Stock subject to such Vested Company Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share of Company Common Stock of such Vested Company Option, less withholding taxes.

At the Effective Time, each outstanding unvested option (or unvested portion thereof) to purchase shares of Company Common Stock (an “Unvested Company Option” and, together with the Vested Company Options, the “Company Options”) under the Company’s stock plans was cancelled and converted into a cash award, based on its spread value as described in the following sentence, that remains subject to the same vesting schedule that applied immediately prior to the Effective Time. The converted cash value of each Unvested Company Option is the amount (without interest) equal to the product of (x) the total number of shares of Company Common Stock subject to such Unvested Company Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of (A) the Merger Consideration over (B) the exercise price per share of Company Common Stock of such Unvested Company Option, less withholding taxes. All Company Options with an exercise price per share greater than or equal to the Merger Consideration were cancelled for no consideration or payment.

At the Effective Time, each outstanding restricted stock unit subject only to service-based vesting conditions (a “Company RSU”) under the Company’s stock plans was cancelled and converted into the right to receive an amount in cash (without interest) equal to the number of shares of Company Common Stock subject to such Company RSU multiplied by the Merger Consideration, less withholding taxes, and otherwise remains subject to the same vesting schedule that applied immediately prior to the Effective Time.

At the Effective Time, each outstanding restricted stock unit subject to performance-based vesting conditions (a “Company P-RSU”) under the Company’s stock plans was cancelled and converted into the right to receive an amount in cash (without interest) equal to the number of shares of Company Common Stock subject to such Company P-RSU immediately prior to the Effective Time based on the actual performance through the Effective Time multiplied by the Merger Consideration, less withholding taxes, and otherwise remains subject to the same vesting schedule that applied immediately prior to the Effective Time.

At the Effective Time, each outstanding deferred stock unit of the Company (a “Company DSU”) under the Company’s Director Deferred Compensation Plan was cancelled and converted into the right to receive (without interest), no later than three business days after the Effective Time, an amount in cash equal to the number of shares of Company Common Stock subject to such Company DSU multiplied by the Merger Consideration, less withholding taxes.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2018.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and under Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the New York Stock Exchange (the “NYSE”) suspend trading of Company Common Stock prior to market open on August 20, 2018, remove Company Common Stock from listing and file a Form 25 with the SEC to report the delisting of Company Common Stock from the NYSE. The NYSE filed a Form 25 on August 20, 2018 to provide notification of such delisting and to effect the deregistration of Company Common Stock under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of Company Common Stock under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to Company Common Stock. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the registrant occurred, and the Company became a wholly-owned subsidiary of Parent. The aggregate cash consideration paid by Parent to Company stockholders in the Merger was approximately $2.6 billion. Parent funded the Merger Consideration with a combination of equity investments from the Investor Group and borrowings under the Credit Facilities. The information set forth in the Introductory Note and under Items 1.01, 2.01, 2.03, 3.03, 5.02 and 5.03 is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, all of the members of the board of directors of the Company immediately prior to the Effective Time (other than Paul Galant) ceased to be directors of the Company at the Effective Time and Jason Brein, Peter Christodoulo, Dave Hong, Blake Fizzard and Mike Pulli became directors of the Company. In addition, in connection with the consummation of the Merger, Paul Galant resigned as the Company’s Chief Executive Officer at the Effective Time and Mike Pulli was appointed as the Company’s Chief Executive Officer. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time. The bylaws are attached hereto as Exhibit 3.2. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.03.

Item 8.01	Other Events.

On August 20, 2018, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated April 9, 2018, by and among VeriFone Systems, Inc., Vertex Holdco LLC and Vertex Merger Sub LLC (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of VeriFone Systems, Inc. filed on April 9, 2018).
3.1	Second Amended and Restated Certificate of Incorporation of VeriFone Systems, Inc.
3.2	Amended and Restated Bylaws of VeriFone Systems, Inc.
99.1	Press Release regarding closing of the Merger, dated August 20, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: August 20, 2018	By:	/s/ Vikram Varma
	Name:	Vikram Varma
	Title:	General Counsel and Secretary